Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated February 13, 2026 to Prospectuses dated May 1, 2025

This supplement is regarding the Fidelity Advisor® Real Estate Fund in the above-referenced product Prospectuses.

Reorganization

In October 2025, Fidelity’s Equity and High Income Board of Trustees approved the merger of the Fidelity Advisor® Real Estate Fund (“Selling Fund”) into the Fidelity® Real Estate Investment Portfolio (“Acquiring Fund”), merging the advisor version of a fund into its retail fund counterpart (“Reorganization”).

Shareholder approval was not required for the Reorganization, which was tax-free for U.S. federal income tax purposes. The prospectus for the Selling Fund was supplemented on October 29, 2025 to inform shareholders of the planned merger. The Selling Fund and Acquiring Fund have identical investment objectives and performance benchmarks, materially identical investment policies, and are managed by the same portfolio managers.

New classes were launched for the Acquiring Fund that will serve as merger destinations for the corresponding classes and assets of the Selling Fund. Even though the new classes are classes of the Acquiring Fund (legal name Fidelity® Real Estate Investment Portfolio), they will be known by the name of the Selling Fund (Fidelity Advisor® Real Estate Fund).

The Reorganization was effective on January 23, 2026 (“Closing Date”). The subaccount of the Separate Account that invested in the Selling Fund was closed to new and existing investors on January 21, 2026. As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invested in Class M shares of the Selling Fund automatically received a proportionate number of Class M shares of the Separate Account Sub-Account that invests in the Acquiring Fund.

Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account
2025-PROSUPP-46

that invested in the Selling Fund. You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your contract, your contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

Please see the prospectus (or summary prospectus if applicable) for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus (or summary prospectus if applicable) for the Acquiring Fund, or if you would like to complete a transfer or request a transfer form.

As a result of the above, as of the Closing Date, information for the Selling Fund is hereby removed from the above-captioned product Prospectuses and information for the Acquiring Fund is hereby added. As noted in this supplement, while the Acquiring Fund’s legal name is Fidelity® Real Estate Investment Portfolio, it will be called Fidelity Advisor® Real Estate Fund. Accordingly, information for Fidelity Advisor® Real Estate Fund – Class M is added to the “Appendix A – Underlying Funds” section of the Prospectuses as follows (all other information in the “Appendix A – Underlying Funds” section remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Real Estate	Fidelity Advisor® Real Estate Fund – Class M (also known as Fidelity® Real Estate Investment Portfolio – Class M)	1.18%	5.81%	3.08%	5.24%
	Adviser: Fidelity Management & Research Company LLC
	Subadvisers: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2025-PROSUPP-46